   [EATON VANCE LOGO]  INVESTING
                       FOR THE
                       21ST
                       CENTURY-REGISTERED TRADEMARK-

                                                         [PICTURE OF THE EARTH]



        Annual Report August 31, 1999

                                   EATON VANCE
   [PICTURE OF SATELLITE]          INFORMATION
                                    AGE FUND

                     Global Management-Global Distribution




    [PICTURE OF A BABY AND A COMPUTER]

Eaton Vance Information Age Fund as of August 31, 1999
-------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

[PHOTO]              Eaton Vance Information Age Fund, Class A shares, had a
                     total return of 54.95% during the year ended August 31,
James. B. Hawkes     1999. That return was the result of an increase in net
President            asset value per share (NAV) from $11.71 on August 31, 1998 to $17.34 on August 31, 1999, and the reinvestment of $0.622 per share in capital gains distributions.(1)

Class B shares had a total return of 54.39% for the same period, the result of an increase in NAV from $12.03 to $17.77, and the reinvestment of $0.622 per share in capital gains distributions.(1)

Class C shares had a total return of 54.29% for the same period, the result of an increase in NAV from $11.72 to $17.28, and the reinvestment of $0.622 per share in capital gains distributions.(1)

By comparison, the Morgan Stanley Capital International World Index - a broad-based index composed of global common stocks - had a return of 35.45% during the same period. The average return of Global Equity Funds was 32.72%, according to Lipper Inc., a nationally recognized monitor of U.S. mutual fund performance.(2)

While there were some dramatic movements in the stock market this year, the Dow Jones Industrial Average has remained stable since May, neither gaining nor losing much ground. The Federal Reserve Board has raised interest rates twice in that time period, a total of 0.50% to 5.25%, in an effort to prevent a recurrence of inflation. Economic data released at the end of August indeed suggested that there was no sign of an economic slowdown, as manufacturing activity accelerated and consumer confidence remained high. However, employment figures made available in early September showed that jobs and wages slowed significantly in August, which mitigates inflationary pressures somewhat and may reduce the risk of another interest rate hike in the immediate future.

Information Age companies in media, telecommunications, and consumer services benefited from stronger earnings growth and an increase in mergers and acquisitions. Telecom and information services companies benefited from the growth of the Internet. The Information Age Fund remained broadly diversified and we believe it will continue to gain from the economic recoveries in Japan and Asia.

On the following pages, Co-Portfolio Managers Duncan Richardson and Jacob Rees-Mogg discuss the past 12 months and offer their outlook for the year ahead.

                             Sincerely,

                             /s/ James B. Hawkes

                             James B. Hawkes
                             President
                             October 15, 1999

-------------------------------------------------------------------------------
Performance(3)                     Class A         Class B         Class C

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                            54.95%         54.39%           54.29%
Life of Fund+                       20.98          20.69            20.34
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                            46.09%         49.39%           53.29%
Life of Fund+                       19.18          20.25            20.34
+Inception Dates - Class A: 9/18/95; Class B: 9/18/95; Class C:11/22/95

Ten Largest Equity Holdings(4)
--------------------------------------------------------------------------------
Pearson PLC                          2.2%
TVFrancaise                          2.2
Okinawa Cellular Telephone Co.       2.0
British Telecommunications PLC       2.0
Hikari Tsushin, Inc.                 1.9
Korea Telecom Corp.ADR               1.8
Mirror Group PLC                     1.7
Nippon Broadcasting System           1.6
Nippon Sheet Glass                   1.5
Reuters Group PLC                    1.5

(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges
(CDSC) for Class B and Class C shares. (2) It is not possible to invest directly in an Index or Lipper average. (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2%
- 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.
(4) Ten largest equity holdings accounted for 18.4% of the Portfolio's net assets. Holdings are subject to change. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE
SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.
--------------------------------------------------------------------------------

Eaton Vance Information Age Fund as of August 31, 1999
-------------------------------------------------------------------------------
MANAGEMENT DISCUSSION
-------------------------------------------------------------------------------

AN INTERVIEW WITH
DUNCAN RICHARDSON AND                                       [PHOTO]
HON. JACOB REES-MOGG,
CO-PORTFOLIO MANAGERS OF                               Duncan Richardson
INFORMATION AGE PORTFOLIO                             Co-Portfolio Manager

Q: Duncan, Information Age Fund has had a terrific year. To what do you attribute its performance?

A: MR. RICHARDSON: Information Age Portfolio has been able to capture performance over the years from volatile sectors of the market, primarily due to its flexibility. This year the telecom sector has done very well. In the prior year, cable companies were outstanding. Over the Portfolio's roughly four years of existence, various technology segments have been in and out of favor numerous times.

   Information Age Portfolio takes a truly broad-based approach. We are diversified across the globe, we participate in a wide range of growth industries, and we have flexibility with regard to the market capitalization of companies in which we invest.

   This fund really is distinct from narrowly focused "tech" funds. We consider "Information Age"companies as those involved in the creation, processing, and distribution of information: media, technology and telecommunications. Within that broad universe, we are looking for great, growing companies.

Geographic Distribution+
-------------------------------------------------------------------------------
As a percentage of total net assets

Data points in pie chart:

U.S.                45.09%
U.K.                15.37%
Other Europe         9.90%
Japan               17.05%
Canada               0.72%
Asia/Pacific         6.37%

+ Portfolio distribution subject to change due to active management.

Q: What areas did you emphasize over the past year?

A: MR. RICHARDSON: There were really three important areas for us:telecom, which I'll let Jacob speak about; broadcasting, which has been benefiting from recent deregulation and merger activity; and other "ad-driven" industries. Most of the newest Information Age companies and many older firms are using mass advertising to create brand awareness. We've invested in the large-scale media television, radio, print - that benefit from the brand-building.

   One of our top names in this area is Omnicom Group, Inc., a global advertising company. Omnicom is expected to derive 10% of its net new business this year - nearly $70 million in new revenues - from Internet companies trying to attract advertising to their websites. In addition, we can look for an overall surge in advertising going into next year, when millennial ad campaigns, a presidential election, and the Olympics will generate demand. Omnicom stands to profit as a result, as do the broadcasting companies the Portfolio holds.

Q: Jacob, what has the                                 [PHOTO]
   Fund been doing in the
   telecommunications                            Hon. Jacob Rees-Mogg
   area?                                         Co-Portfolio Manager

A: MR. REES-MOGG: Over the past year, we have been investing in a number of Japanese telecom stocks that have positively impacted the Portfolio's returns. One of our strongest performers has been Hikari Tsushin, Inc., which trades on the Tokyo Stock Exchange. It's a cellular phone subscription agency that has been well-positioned to gain from the rise in demand for wireless telephones. The company has also demonstrated its forward-thinking approach by participating in several Internet-related ventures that have been well-received by investors. Since we started building a position in January until now, the stock was up about 250%.

Eaton Vance Information Age Fund as of August 31, 1999
-------------------------------------------------------------------------------
MANAGEMENT DISCUSSION
-------------------------------------------------------------------------------

   We have also been positive on Nippon Telegraph & Telephone Corp., which is among the world's largest telecommunications companies. Our analysis indicates that the stock is significantly undervalued, considering the strength of its assets, and that future restructuring should greatly reduce its cost structure. In our opinion, there is upside potential to the stock price, distinguishing the company from its peers, many of which we believe have peaked in price.

Q: Duncan, so much has been written about the Internet stocks in the past year.
   Has the Portfolio participated in any of those names?

A: MR. RICHARDSON: We have generally avoided "pure Internet plays." We shunned investing in brand-new companies or concepts in the hope that the gamble might pay off someday in real earnings. We still regard most of the Internet stocks as too speculative. Instead, the Portfolio has benefited in an indirect sense from the explosive growth of the Internet. As Imentioned before, there has been a concurrent growth in advertising and we have also participated in the building of the Internet. We own several hardware and software services firms whose businesses are accelerating due to the need for all companies to get online.

Five Largest Industry Positions+
-------------------------------------------------------------------------------
As a percentage of total net assets

Communications Services          14.3%
Broadcasting and Cable           13.9%
Information Services             10.2%
Publishing                        7.0%
Computer Software                 5.7%

+ Portfolio positions subject to change due to active management.


   Another indirect Internet play has been Lexmark International Group, Inc. They have been very successful in the sub-$100 printer - the fastest-growing part of the printer market - due to more households buying bundled personal computer packages for under $1000 in order to access the Internet.

Q: Jacob, how has the regional diversification of the Portfolio affected its performance?

A: MR. REES-MOGG: Having the flexibility to invest approximately half of the Portfolio in world markets other than the U.S. had a very positive effect on returns this year. Regional diversification allowed us to avoid a great deal of the turbulence we may have encountered had we been invested entirely in one country. As an example, the Japanese market had been quite rocky in recent years. When it seemed to have bottomed out, our research team identified some attractive growth stock opportunities, especially in the telecom area. Subsequently, we increased our exposure in Japan to about 35% of the international half of the Portfolio. That has proven quite successful, as the Japanese market moved up strongly when the U.S. market was relatively flat. We believe that in the years to come, international diversification will become increasingly important to investors as a way to help reduce risk.

Eaton Vance Information Age Fund as of August 31, 1999
-------------------------------------------------------------------------------
MANAGEMENT DISCUSSION
-------------------------------------------------------------------------------

Q: What is your outlook for the markets in the year ahead?

A: MR. REES-MOGG: I don't think Japan will go much higher; that market seems to have stabilized. Continental Europe is looking quite attractive, as the economies there appear to be recovering better than expected. The United Kingdom market should remain stable, and the Far East is reappearing on our investment horizon, as opposed to a year ago, when the near-collapse of several hedge funds dominated investor psychology. We are, I should emphasize, stock-pickers, rather than regional market players. We employ the "bottom-up" approach in our research, looking for the fundamentals in a company that make its stock an attractive growth opportunity.

   MR. RICHARDSON: I think we can be certain of more volatility in the markets in the year to come. Valuation remains a major concern; a lot of the market leaders in the past year are priced at aggressive levels. The Internet stocks, for example, are off by half from the highs of April, but in general are still up 100% from a year ago, without the support of any earnings. We believe there is still a great deal of risk in that group. We feel that our diversified approach and our insistence on sound fundamentals can help absorb a lot of the risk associated with growth investing. So while there may be volatility in the months ahead, we continue to be optimistic that we can use that volatility to the advantage of fellow long-term investors in the Portfolio.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EATON VANCE INFORMATION AGE FUND, CLASS A VS. THE MORGAN
STANLEY CAPITAL INTERNATIONAL WORLD INDEX

  Date             Fund/NAV               Fund/MOP              MSCIWI
  ----             --------               --------              ------
9/30/95            $10,000                 $9,424               $10,000
10/31/95           $10,138                 $9,554                $9,844
11/30/95           $10,236                 $9,647               $10,188
12/31/95           $10,296                 $9,703               $10,488
1/31/96            $10,335                 $9,740               $10,679
2/28/96            $10,562                 $9,954               $10,746
3/31/96            $10,581                 $9,972               $10,927
4/30/96            $11,143                $10,501               $11,186
5/31/96            $11,360                $10,706               $11,198
6/30/96            $11,192                $10,548               $11,256
7/31/96            $10,502                 $9,898               $10,861
8/31/96            $10,897                $10,269               $10,988
9/30/96            $11,547                $10,882               $11,420
10/31/96           $11,320                $10,669               $11,502
11/30/96           $11,842                $11,161               $12,148
12/31/96           $11,715                $11,041               $11,956
1/31/97            $11,923                $11,236               $12,102
2/28/97            $11,932                $11,246               $12,243
3/31/97            $11,518                $10,855               $12,003
4/30/97            $11,617                $10,948               $12,398
5/31/97            $12,564                $11,840               $13,165
6/30/97            $13,027                $12,277               $13,824
7/31/97            $13,648                $12,863               $14,462
8/31/97            $13,186                $12,427               $13,497
9/30/97            $13,869                $13,071               $14,233
10/31/97           $13,142                $12,386               $13,486
11/30/97           $13,484                $12,708               $13,726
12/31/97           $13,734                $12,943               $13,896
1/31/98            $13,895                $13,095               $14,285
2/28/98            $15,070                $14,203               $15,254
3/31/98            $15,923                $15,006               $15,900
4/30/98            $15,969                $15,050               $16,058
5/31/98            $15,716                $14,811               $15,859
6/30/98            $16,015                $15,093               $16,238
7/31/98            $15,865                $14,952               $16,214
8/31/98            $13,492                $12,715               $14,054
9/30/98            $14,091                $13,280               $14,305
10/31/98           $14,437                $13,606               $15,601
11/30/98           $15,324                $14,442               $16,531
12/31/98           $16,782                $15,816               $17,341
1/31/99            $17,831                $16,804               $17,723
2/28/99            $17,156                $16,168               $17,254
3/31/99            $17,976                $16,941               $17,975
4/30/99            $19,085                $17,986               $18,686
5/31/99            $18,795                $17,713               $18,006
6/30/99            $20,736                $19,543               $18,849
7/31/99            $21,375                $20,145               $18,795
8/31/99            $20,905                $19,702               $18,764


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EATON VANCE INFORMATION AGE FUND, CLASS B VS. THE MORGAN
STANLEY CAPITAL INTERNATIONAL WORLD INDEX

  Date             Fund/NAV               Fund/MOP              MSCIWI
  ----             --------               --------              ------
9/30/95             $10,000                 $9,424             $10,000
10/31/95            $10,128                 $9,554              $9,844
11/30/95            $10,226                 $9,647             $10,188
12/31/95            $10,285                 $9,703             $10,488
1/31/96             $10,315                 $9,740             $10,679
2/28/96             $10,541                 $9,954             $10,746
3/31/96             $10,571                 $9,972             $10,927
4/30/96             $11,112                $10,501             $11,186
5/31/96             $11,329                $10,706             $11,198
6/30/96             $11,161                $10,548             $11,256
7/31/96             $10,482                 $9,898             $10,861
8/31/96             $10,866                $10,269             $10,988
9/30/96             $11,516                $10,882             $11,420
10/31/96            $11,289                $10,669             $11,502
11/30/96            $11,811                $11,161             $12,148
12/31/96            $11,685                $11,041             $11,956
1/31/97             $11,892                $11,236             $12,102
2/28/97             $11,902                $11,246             $12,243
3/31/97             $11,478                $10,855             $12,003
4/30/97             $11,567                $10,948             $12,398
5/31/97             $12,513                $11,840             $13,165
6/30/97             $12,966                $12,277             $13,824
7/31/97             $13,587                $12,863             $14,462
8/31/97             $13,126                $12,427             $13,497
9/30/97             $13,808                $13,071             $14,233
10/31/97            $13,083                $12,386             $13,486
11/30/97            $13,414                $12,708             $13,726
12/31/97            $13,655                $12,943             $13,896
1/31/98             $13,811                $13,095             $14,285
2/28/98             $14,992                $14,203             $15,254
3/31/98             $15,827                $15,006             $15,900
4/30/98             $15,872                $15,050             $16,058
5/31/98             $15,627                $14,811             $15,859
6/30/98             $15,916                $15,093             $16,238
7/31/98             $15,760                $14,952             $16,214
8/31/98             $13,399                $12,715             $14,054
9/30/98             $13,989                $13,280             $14,305
10/31/98            $14,323                $13,606             $15,601
11/30/98            $15,203                $14,442             $16,531
12/31/98            $16,647                $15,816             $17,341
1/31/99             $17,683                $16,804             $17,723
2/28/99             $17,008                $16,168             $17,254
3/31/99             $17,822                $16,941             $17,975
4/30/99             $18,905                $17,986             $18,686
5/31/99             $18,614                $17,713             $18,006
6/30/99             $20,535                $19,543             $18,849
7/31/99             $21,152                $20,145             $18,795
8/31/99             $20,686                $20,386             $18,764

Performance+                     Class A         Class B         Class C
-------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
-------------------------------------------------------------------------------
One Year                         54.95%           54.39%          54.29%
Life of Fund***                  20.98            20.69           20.34

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-------------------------------------------------------------------------------
One Year                         46.09%           49.39%          53.29%
Life of Fund***                  19.18            20.25           20.34

***Inception Dates - Class A: 9/18/95; Class B: 9/18/95; Class C:11/22/95

* Source: TowersData Systems, Bethesda, MD. Investment operations commenced 9/18/95. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

   The chart compares the total return of the Fund's Class A and Bshares with that of a broad-based securities market index. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Morgan Stanley Capital International (MSCI) World Index - a broad-based index of global common stocks. An investment in the Fund's Class C shares on 11/30/95 at net asset value would have grown to $19,972 on August 31, 1999. The Index's total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in them. It is not possible to invest directly in an Index.

+ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 1999
Assets
------------------------------------------------------
Investment in Information Age Portfolio,
   at value
   (identified cost, $59,255,898)         $76,715,661
Receivable for Fund shares sold               360,411
Tax reclaim receivable                         17,662
Deferred organization expenses                 28,636
------------------------------------------------------
TOTAL ASSETS                              $77,122,370
------------------------------------------------------
Liabilities
------------------------------------------------------
Payable for Fund shares redeemed          $    94,132
Payable to affiliate for Trustees' fees           306
Accrued expenses                               39,461
------------------------------------------------------
TOTAL LIABILITIES                         $   133,899
------------------------------------------------------
NET ASSETS                                $76,988,471
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $50,859,385
Accumulated undistributed net realized
   gain on investments
   from Portfolio (computed on the basis
   of identified cost)                      8,669,323
Net unrealized appreciation of
   investments from Portfolio (computed
   on the basis of identified cost)        17,459,763
------------------------------------------------------
TOTAL                                     $76,988,471
------------------------------------------------------
Class A Shares
------------------------------------------------------
NET ASSETS                                $20,908,009
SHARES OUTSTANDING                          1,205,903
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $     17.34
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 94.25 of $17.34)      $     18.40
------------------------------------------------------
Class B Shares
------------------------------------------------------
NET ASSETS                                $49,962,775
SHARES OUTSTANDING                          2,812,146
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $     17.77
------------------------------------------------------
Class C Shares
------------------------------------------------------
NET ASSETS                                $ 6,117,687
SHARES OUTSTANDING                            354,093
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $     17.28
------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 1999
Investment Income
------------------------------------------------------
Dividends allocated from Portfolio
   (net of foreign taxes, $44,077)        $   406,515
Interest allocated from Portfolio             171,681
Expenses allocated from Portfolio            (793,057)
------------------------------------------------------
NET INVESTMENT LOSS FROM PORTFOLIO        $  (214,861)
------------------------------------------------------

Expenses
------------------------------------------------------
Management fee                            $   153,499
Trustees fees and expenses                      3,636
Distribution and service fees
   Class A                                     81,765
   Class B                                    359,656
   Class C                                     36,704
Transfer and dividend disbursing agent
   fees                                        59,844
Registration fees                              29,853
Legal and accounting services                  28,824
Amortization of organization expenses          25,535
Printing and postage                           16,443
Custodian fee                                  14,574
Miscellaneous                                  11,704
------------------------------------------------------
TOTAL EXPENSES                            $   822,037
------------------------------------------------------

NET INVESTMENT LOSS                       $(1,036,898)
------------------------------------------------------

Realized and Unrealized
Gain (Loss) from Portfolio
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $ 9,873,941
   Foreign currency transactions and forward foreign
      currency exchange
      contracts                               (76,542)
------------------------------------------------------
NET REALIZED GAIN                         $ 9,797,399
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments                            $15,397,533
   Foreign currency                             3,841
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $15,401,374
------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $25,198,773
------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $24,161,875
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

Increase (Decrease)                       YEAR ENDED         YEAR ENDED
in Net Assets                             AUGUST 31, 1999    AUGUST 31, 1998
-----------------------------------------------------------------------------
From operations --
   Net investment loss                       $(1,036,898)       $  (735,678)
   Net realized gain                           9,797,399          4,816,523
   Net change in unrealized
      appreciation (depreciation)             15,401,374         (3,475,675)
-----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                           $24,161,875        $   605,170
-----------------------------------------------------------------------------
Distributions to shareholders --
   From net realized gain
      Class A                                $  (623,957)       $  (552,894)
      Class B                                 (1,503,429)        (1,244,963)
      Class C                                   (131,635)          (102,337)
-----------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS          $(2,259,021)       $(1,900,194)
-----------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                $ 8,076,961        $ 8,682,876
      Class B                                 10,983,681          7,304,479
      Class C                                  3,329,088          1,093,920
   Issued in reorganization of EV
      Traditional and Classic
      Information
      Age Funds
      Class A                                         --         12,492,459
      Class C                                         --          2,147,859
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                    585,157            528,077
      Class B                                  1,385,737          1,150,455
      Class C                                    126,075             95,882
   Cost of shares redeemed
      Class A                                 (5,987,469)        (9,182,708)
      Class B                                 (7,349,983)        (6,235,093)
      Class C                                 (1,187,646)          (695,984)
-----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                        $ 9,961,601        $17,382,222
-----------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                   $31,864,455        $16,087,198
-----------------------------------------------------------------------------

Net Assets
At beginning of year                         $45,124,016        $29,036,818
-----------------------------------------------------------------------------
AT END OF YEAR                               $76,988,471        $45,124,016
-----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                 YEAR ENDED AUGUST 31,
                                ----------------------------------------------------------------------------------------
                                           1999(1)                            1998                  1997     1996(1)(2)
                                ------------------------------   ------------------------------   --------   -----------
                                CLASS A    CLASS B    CLASS C    CLASS A    CLASS B    CLASS C    CLASS B     CLASS B
------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                      $11.710    $12.030    $11.720    $11.970    $12.310    $12.020    $11.040      $10.000
------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------
Net investment loss             $(0.217)   $(0.284)   $(0.290)   $(0.156)   $(0.210)   $(0.205)   $(0.178)     $(0.134)
Net realized and unrealized
   gain                           6.469      6.646      6.472      0.431      0.465      0.440      2.490        1.174
------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS    $ 6.252    $ 6.362    $ 6.182    $ 0.275    $ 0.255    $ 0.235    $ 2.312      $ 1.040
------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------
From net realized gain          $(0.622)   $(0.622)   $(0.622)   $(0.535)   $(0.535)   $(0.535)   $(1.042)     $    --
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS             $(0.622)   $(0.622)   $(0.622)   $(0.535)   $(0.535)   $(0.535)   $(1.042)     $    --
------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR  $17.340    $17.770    $17.280    $11.710    $12.030    $11.720    $12.310      $11.040
------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                   54.95%     54.39%     54.29%      2.32%      2.08%      1.96%     20.79%       10.40%
------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                     $20,908    $49,963    $ 6,118    $12,263    $30,331    $ 2,531    $29,037      $21,800
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                     2.46%      2.87%      2.93%      2.68%      3.12%      3.20%      3.19%        2.96%(5)
   Net investment loss            (1.47)%    (1.88)%    (1.94)%    (1.20)%    (1.64)%    (1.72)%    (1.67)%      (1.34)%(5)
Portfolio Turnover of the
   Portfolio                        131%       131%       131%       157%       157%       157%       160%         115%
------------------------------------------------------------------------------------------------------------------------

(1) Net investment loss per share was computed using average shares outstanding.
(2) For the period from the start of business, September 18, 1995, to August 31, 1996.
(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 1999

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Information Age Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the "Trust"). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at the net asset value and are subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in Information Age Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (78.9% at August 31, 1999). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income, if any, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

 D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

 E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
-------------------------------------------
   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated by the Portfolio to the Fund, if any.

   Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the record date.

   The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Management Fee and Other Transactions with Affiliates
-------------------------------------------
   The management fee is earned by Eaton Vance Management (EVM) as compensation for management and

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

   administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the year ended August 31, 1999, the fee was equivalent to 0.25% of the Fund's average net assets for such period and amounted to $153,499. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Certain officers and Trustees of the Fund and the Portfolio are officers/trustees of the above organizations. In addition, investment adviser and administrative fees are paid by the Portfolio to EVM and its affiliates. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Funds' principal underwriter, received $18,214 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended August 31, 1999.

4 Shares of Beneficial Interest
-------------------------------------------
   The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                          YEAR ENDED        YEAR ENDED
CLASS A                                   AUGUST 31, 1999   AUGUST 31, 1998
---------------------------------------------------------------------------
Sales                                          517,627           639,018
Issued to shareholders
 electing to receive payment
 of distribution in Fund
 shares                                         43,636            45,288
Redemptions                                   (402,383)         (681,009)
Issued to EV Traditional
 Information Age
 shareholders                                       --         1,043,726
---------------------------------------------------------------------------
NET INCREASE                                   158,880         1,047,023
---------------------------------------------------------------------------

                                          YEAR ENDED        YEAR ENDED
CLASS B                                   AUGUST 31, 1999   AUGUST 31, 1998
---------------------------------------------------------------------------
Sales                                          687,038           534,973
Issued to shareholders
 electing to receive payment
 of distribution in Fund
 shares                                        100,635            95,519
Redemptions                                   (496,264)         (467,788)
---------------------------------------------------------------------------
NET INCREASE                                   291,409           162,704
---------------------------------------------------------------------------

                                          YEAR ENDED        YEAR ENDED
CLASS C                                   AUGUST 31, 1999   AUGUST 31, 1998
---------------------------------------------------------------------------
Sales                                          210,580           82,330
Issued to shareholders
 electing to receive payment
 of distribution in Fund
 shares                                          9,416            8,195
Redemptions                                    (81,774)         (53,285)
Issued to EV Classic
 Information Age
 shareholders                                       --          178,631
---------------------------------------------------------------------------
NET INCREASE                                   138,222          215,871
---------------------------------------------------------------------------

5 Distribution Plan
-------------------------------------------
   The Fund has adopted distribution plans (Class A Plan, Class B Plan, Class C Plan, the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Class A Plan provides for the payment of a monthly distribution fee to the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), in an amount equal to the aggregate of (a) 0.50% of that portion of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for more than one year.

   The Class B and Class C Plans provide for the payment of a monthly distribution fee to EVD at an annual rate not to exceed 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

   outstanding balance of Uncovered Distribution Charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class.

   The Fund paid or accrued $51,850, $291,679, and $27,528 for Class A,
   Class B, and Class C shares, respectively, to or payable to EVD for the year ended August 31, 1999, representing 0.33%, 0.75%, and 0.75% of the average daily net assets for Class A, Class B, and Class C shares, respectively. At August 31, 1999, the amount of Uncovered Distribution Charges EVD calculated under the Plans was approximately $1,033,000 and $258,000 for Class B and Class C shares, respectively.

   In addition, the Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. The Trustees have initially implemented the Plans by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and investment dealers in amounts not expected to exceed 0.25% per annum of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended August 31, 1999 amounted to $29,915, $67,977, and $9,176 for Class A, Class B, and Class C shares, respectively.

   Certain officers and Trustees of the Fund are officers or directors of EVD.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $104,000 and $1,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended August 31, 1999.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio aggregated $22,102,195 and $15,531,830, respectively, for the year ended August 31, 1999.

8 Transfer of Net Assets
-------------------------------------------
   On September 1, 1997, EV Marathon Information Age Fund received the net assets of the EV Traditional Information Age Fund and EV Classic Information Age Fund pursuant to an Agreement and Plan of Reorganization dated June 23, 1997. In accordance with the agreement, EV Marathon Information Age Fund, at the closing, issued 1,043,726 Class A shares and 178,631 Class C shares of the Fund having an aggregate value of $12,492,459 and $2,147,859, respectively. As a result the Fund issued one Class A share and one Class C share for each share of EV Traditional Information Age Fund and EV Classic Information Age Fund, respectively. The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The EV Traditional Information Age Fund's and EV Classic Information Age Fund's net assets at the date of the transaction were $12,492,459 and $2,147,859, respectively, including $1,702,572 and $241,938 of unrealized appreciation. Directly after the merger, the combined net assets of the Eaton Vance Information Age Fund (formerly "EV Marathon Information Age Fund") were $43,677,136 with a net asset value of $11.97, $12.31 and $12.02 for Class A, Class B and Class C, respectively.

  Tax Information (Unaudited)
-------------------------------------------
   Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,582,148 as capital gain dividends for the fiscal year ended August 31, 1999.

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 1999

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE INFORMATION AGE FUND:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Eaton Vance Information Age Fund (the "Fund") at August 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 4, 1999

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 1999

PORTFOLIO OF INVESTMENTS

(EXPRESSED IN UNITED STATES DOLLARS)

COMMON STOCKS -- 94.5%

          SECURITY                SHARES          VALUE
-------------------------------------------------------------
Advertising -- 2.5%
-------------------------------------------------------------
Lamar Advertising Co.(1)             25,000       $ 1,043,750
Omnicom Group, Inc.                  19,000         1,432,125
-------------------------------------------------------------
                                                  $ 2,475,875
-------------------------------------------------------------
Banks - Regional -- 1.8%
-------------------------------------------------------------
Fifth Third Bancorp                  13,000       $   861,250
Northern Trust Corp.                 10,000           848,125
-------------------------------------------------------------
                                                  $ 1,709,375
-------------------------------------------------------------
Biotechnology -- 0.8%
-------------------------------------------------------------
Transkaryotic
Therapies, Inc.(1)(2)                20,000       $   787,500
-------------------------------------------------------------
                                                  $   787,500
-------------------------------------------------------------
Broadcasting and Cable -- 13.9%
-------------------------------------------------------------
Amfm, Inc.(1)                        10,000       $   492,500
Austar United
Communications(1)(2)                 10,000            29,930
Cable and Wireless
Communications(1)(2)                100,000         1,045,265
CD Radio, Inc.(1)                    32,000         1,038,000
Clear Channel
Communications, Inc.(1)              12,000           840,750
Comcast Corp., Class A                9,000           293,625
Cox Communications, Inc.,
Class A(1)                            5,000           185,938
Fox Entertainment
Group, Inc.(1)                       15,000           345,938
Hearst-Argyle Television(1)          35,000           885,938
Infinity Broadcasting
Corp.(1)                             10,000           270,625
MediaOne Group, Inc.(1)               3,000           197,250
Mediaset Spa(2)                     140,000         1,240,501
Nippon Broadcasting
System(2)                            25,000         1,546,627
Sinclair Broadcast Group(1)          55,000           893,750
Television Broadcasts
Ltd.(2)                             129,000           574,799
TV Francaise(2)                       8,600         2,141,937
Univision
Communications, Inc.(1)               4,000           295,000
Young Broadcasting Corp.(1)          20,000         1,203,750
-------------------------------------------------------------
                                                  $13,522,123
-------------------------------------------------------------
Chemicals -- 1.5%
-------------------------------------------------------------
Shin-Etsu Chemical Co.(2)            35,000       $ 1,422,259
-------------------------------------------------------------
                                                  $ 1,422,259
-------------------------------------------------------------
          SECURITY                SHARES          VALUE
-------------------------------------------------------------
Communications Equipment -- 4.5%
-------------------------------------------------------------
Ciena Corp.(1)                       20,000       $   702,500
Cisco Systems, Inc.(1)               10,000           678,125
Lucent Technologies, Inc.            10,000           640,625
Motorola, Inc.                       12,000         1,107,000
Nokia Corp. ADR                      10,000           833,750
Qualcom, Inc.(1)                      2,000           384,375
-------------------------------------------------------------
                                                  $ 4,346,375
-------------------------------------------------------------
Communications Services -- 14.8%
-------------------------------------------------------------
Ameritech Corp.                       5,000       $   315,625
BCE, Inc.                            15,000           701,250
British Sky Broadcasting
PLC(2)                              110,000         1,042,772
British Telecommunications
PLC(2)                              125,000         1,911,628
Cable and Wireless PLC(2)            75,000           863,550
China Telecom(1)(2)                 400,000         1,244,020
Energis(1)(2)                        40,000         1,025,325
GTE Corp.                            12,000           823,500
Nippon Telegraph and
Telephone Corp.(1)(2)                   130         1,456,881
Okinawa Cellular Telephone
Co.(2)                                  500         1,913,351
SBC Communications, Inc.             14,000           672,000
Sprint Corp.                         15,000           665,625
Telecom Italia Spa RNC(2)            60,000           342,250
Telecom Italia Spa(2)               144,000         1,454,205
-------------------------------------------------------------
                                                  $14,431,982
-------------------------------------------------------------
Computer Software -- 5.7%
-------------------------------------------------------------
DST Systems, Inc.(1)                 10,000       $   665,000
Intuit, Inc.(1)                      10,000           895,625
Liberate Technologies(1)             30,000           791,250
Meta4 NV(1)                          70,000         1,091,496
Mission Critical Software(1)          2,000            81,250
Misys PLC(2)                        105,000           930,366
Perot Systems Corp.(1)               50,000         1,037,500
-------------------------------------------------------------
                                                  $ 5,492,487
-------------------------------------------------------------
Computers and Business Equipment -- 4.2%
-------------------------------------------------------------
Electronics for Imaging(1)            8,000       $   469,000
EMC Corp.(1)                         10,000           600,000
Lexmark International
Group, Inc.(1)                       15,000         1,181,250
Unisys Corp.(1)                      23,000           989,000

                       SEE NOTES TO FINANCIAL STATEMENTS

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

          SECURITY                SHARES          VALUE
-------------------------------------------------------------

Computers and Business Equipment (continued)
-------------------------------------------------------------
Xerox Corp.                          17,000       $   811,750
-------------------------------------------------------------
                                                  $ 4,051,000
-------------------------------------------------------------
Electrical Equipment -- 3.6%
-------------------------------------------------------------
Denki Kogyo(2)                      130,000       $ 1,302,902
Hitachi Ltd.(2)                     100,000         1,012,255
Sharp Corp.(2)                       80,000         1,217,257
-------------------------------------------------------------
                                                  $ 3,532,414
-------------------------------------------------------------
Electronics -- 1.3%
-------------------------------------------------------------
Nikon Corp.(2)                       75,000       $ 1,268,279
-------------------------------------------------------------
                                                  $ 1,268,279
-------------------------------------------------------------
Electronics - Instruments -- 2.9%
-------------------------------------------------------------
Avimo Group Ltd.(2)                 400,000       $   524,863
Memory Corp. PLC - GDR(1)            60,000         1,317,000
Toshiba Corp.(2)                    110,000           975,172
-------------------------------------------------------------
                                                  $ 2,817,035
-------------------------------------------------------------
Electronics - Semiconductors -- 1.7%
-------------------------------------------------------------
Analog Devices, Inc.(1)               5,000       $   257,500
Samsung Electronics(2)                1,577           299,236
Tokyo Electron Ltd.(2)               16,000         1,122,500
-------------------------------------------------------------
                                                  $ 1,679,236
-------------------------------------------------------------
Entertainment -- 3.0%
-------------------------------------------------------------
Imax Corp.(1)                        55,000       $ 1,158,438
Seagrams Co. Ltd.                    20,000         1,061,250
Time Warner, Inc.                    12,000           711,750
-------------------------------------------------------------
                                                  $ 2,931,438
-------------------------------------------------------------
Information Services -- 10.2%
-------------------------------------------------------------
Automatic Data
Processing, Inc.                     26,000       $ 1,022,125
Azlan Group PLC(1)(2)               800,000         1,048,481
Cambridge Technology
Partners, Inc.(1)                    35,000           479,063
Computer Sciences Corp.              15,000         1,037,813
Fiserv, Inc.(1)                      20,000           616,250
Gartner Group, Inc.(1)               42,000           879,375
Getronics NV Andeel(2)               24,000         1,173,971
          SECURITY                SHARES          VALUE
-------------------------------------------------------------

Information Services (continued)
-------------------------------------------------------------
Paychex, Inc.                        25,000       $   735,938
Reuters Group PLC(2)                100,000         1,468,999
Reynolds & Reynolds, Inc.,
Class A                              30,000           656,250
SunGard Data
Systems, Inc.(1)                     31,000           775,000
-------------------------------------------------------------
                                                  $ 9,893,265
-------------------------------------------------------------
Information Technology Services -- 0.2%
-------------------------------------------------------------
Verio, Inc.(1)                        6,000       $   223,125
-------------------------------------------------------------
                                                  $   223,125
-------------------------------------------------------------
Investment Services -- 1.0%
-------------------------------------------------------------
Consors
Discount-Broker(1)(2)                15,000       $ 1,006,804
-------------------------------------------------------------
                                                  $ 1,006,804
-------------------------------------------------------------
Manufacturing - Special -- 1.2%
-------------------------------------------------------------
Optical Coating Laboratories         15,000       $ 1,151,250
-------------------------------------------------------------
                                                  $ 1,151,250
-------------------------------------------------------------
Oil and Gas - Equipment and Services -- 1.2%
-------------------------------------------------------------
Dynegy, Inc.                         20,000       $   470,000
Input/Output, Inc.(1)               100,000           737,500
-------------------------------------------------------------
                                                  $ 1,207,500
-------------------------------------------------------------
Oil and Gas - Exploration and Production -- 0.4%
-------------------------------------------------------------
Enron Corp.                          10,000       $   418,750
-------------------------------------------------------------
                                                  $   418,750
-------------------------------------------------------------
Printing and Business Products -- 1.4%
-------------------------------------------------------------
Valassis
Communications, Inc.(1)              30,000       $ 1,312,500
-------------------------------------------------------------
                                                  $ 1,312,500
-------------------------------------------------------------
Publishing -- 7.0%
-------------------------------------------------------------
McGraw-Hill Companies, Inc.
(The)                                 4,000       $   206,750
Meredith Corp.                       10,000           346,875
Mirror Group PLC(2)                 400,000         1,633,830
News Corp. Ltd.(2)                  150,636         1,098,341
Pearson PLC(2)                      105,000         2,157,908

                       SEE NOTES TO FINANCIAL STATEMENTS

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

          SECURITY                SHARES          VALUE
-------------------------------------------------------------

Publishing (continued)
-------------------------------------------------------------
Springer Alex Verlag AG(2)            1,128       $ 1,357,096
-------------------------------------------------------------
                                                  $ 6,800,800
-------------------------------------------------------------
Retail - Computers -- 0.4%
-------------------------------------------------------------
Circuit City Stores, Inc.            10,000       $   430,000
-------------------------------------------------------------
                                                  $   430,000
-------------------------------------------------------------
Retail - Specialty -- 2.3%
-------------------------------------------------------------
Blockbuster, Inc.(1)                 25,000       $   371,875
Hikari Tsushin, Inc.(2)               3,500         1,843,195
-------------------------------------------------------------
                                                  $ 2,215,070
-------------------------------------------------------------
Retail - Specialty and Apparel -- 0.6%
-------------------------------------------------------------
Intimate Brands, Inc.                15,000       $   578,438
-------------------------------------------------------------
                                                  $   578,438
-------------------------------------------------------------
Specialty Chemicals and Materials -- 2.4%
-------------------------------------------------------------
Millipore Corp.                      22,000       $   830,500
Nippon Sheet Glass(2)               325,000         1,510,182
-------------------------------------------------------------
                                                  $ 2,340,682
-------------------------------------------------------------
Telecommunications - Long Distance -- 0.7%
-------------------------------------------------------------
Cable and Wireless Optus
Ltd.(1)(2)                          300,000       $   653,357
-------------------------------------------------------------
                                                  $   653,357
-------------------------------------------------------------
Telephone Utilities -- 3.3%
-------------------------------------------------------------
ITC Deltacom, Inc.(1)                10,000       $   263,750
Korea Telecom Corp.
ADR(1)(2)                            54,427         1,768,877
Omnipoint Corp.(1)                    8,000           324,000
Vodafone AirTouch PLC ADR(2)          2,500           501,406
Voicestream Wireless
Corp.(1)                              8,000           330,000
-------------------------------------------------------------
                                                  $ 3,188,033
-------------------------------------------------------------
Total Common Stocks
   (identified cost $70,756,907)                  $91,886,952
-------------------------------------------------------------
COMMERCIAL PAPER -- 5.8%

                                  PRINCIPAL
                                  AMOUNT
                                  (000'S
          SECURITY                OMITTED)        VALUE
-------------------------------------------------------------
Federal Home Loan Mortgage,
5.42%, 9/1/99                     $   5,667       $ 5,667,000
-------------------------------------------------------------
Total Commercial Paper
   (identified cost $5,667,000)                   $ 5,667,000
-------------------------------------------------------------
Total Investments -- 100.3%
   (identified cost $76,423,907)                  $97,553,952
-------------------------------------------------------------
Other Assets, Less Liabilities -- (0.3)%          $  (292,081)
-------------------------------------------------------------
Net Assets -- 100%                                $97,261,871
-------------------------------------------------------------

ADR - American Depositary Receipt
GDR - Global Depositary Receipt

(1)  Non-income producing security.
(2)  Foreign security.

                       SEE NOTES TO FINANCIAL STATEMENTS

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 1999
(EXPRESSED IN UNITED STATES DOLLARS)
Assets
-----------------------------------------------------------
Investments, at value (identified cost,
   $76,423,907)                                $ 97,553,952
Cash                                                534,974
Foreign currency, at value (identified
   cost, $569)                                          558
Receivable for investments sold                     959,716
Dividends receivable                                 60,549
Tax reclaim receivable                                  566
Deferred organization expenses                        1,483
-----------------------------------------------------------
TOTAL ASSETS                                   $ 99,111,798
-----------------------------------------------------------

Liabilities
-----------------------------------------------------------
Payable for investments purchased              $  1,842,832
Payable to affiliate for Trustees' fees               1,610
Accrued expenses                                      5,485
-----------------------------------------------------------
TOTAL LIABILITIES                              $  1,849,927
-----------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                       $ 97,261,871
-----------------------------------------------------------
Sources of Net Assets
-----------------------------------------------------------
Net proceeds from capital contributions and
   withdrawals                                 $ 76,131,467
Net unrealized appreciation (computed on
   the basis of identified cost)                 21,130,404
-----------------------------------------------------------
TOTAL                                          $ 97,261,871
-----------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 1999
(EXPRESSED IN UNITED STATES DOLLARS)
Investment Income
-----------------------------------------------------------
Dividends (net of foreign taxes, $62,610)      $    486,872
Interest                                            207,916
-----------------------------------------------------------
TOTAL INVESTMENT INCOME                        $    694,788
-----------------------------------------------------------

Expenses
-----------------------------------------------------------
Investment adviser fee                         $    536,139
Administration fee                                  181,032
Trustees fees and expenses                           22,134
Custodian fee                                       191,719
Legal and accounting services                        27,532
Amortization of organization expenses                 1,232
Miscellaneous                                         4,466
-----------------------------------------------------------
TOTAL EXPENSES                                 $    964,254
-----------------------------------------------------------

NET INVESTMENT LOSS                            $   (269,466)
-----------------------------------------------------------

Realized and Unrealized
Gain (Loss) on Investments
-----------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost
      basis)                                   $ 11,793,945
   Foreign currency transactions and
      forward foreign currency exchange
      contracts                                     (92,171)
-----------------------------------------------------------
NET REALIZED GAIN                              $ 11,701,774
-----------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)         $ 18,612,288
   Foreign currency                                   5,063
-----------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                              $ 18,617,351
-----------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN               $ 30,319,125
-----------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS     $ 30,049,659
-----------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 1999

FINANCIAL STATEMENT CONT'D

STATEMENTS OF CHANGES IN NET ASSETS (EXPRESSED IN UNITED DOLLARS)

Increase (Decrease)            YEAR ENDED         YEAR ENDED
IN NET ASSETS                  AUGUST 31, 1999    AUGUST 31, 1998
-----------------------------------------------------------------
From operations --
   Net investment income
      (loss)                     $  (269,466)       $     4,607
   Net realized gain              11,701,774          5,870,256
   Net change in unrealized
      appreciation
      (depreciation)              18,617,351         (4,219,530)
-----------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS               $30,049,659        $ 1,655,333
-----------------------------------------------------------------
Capital transactions --
   Contributions                 $32,069,062        $23,294,915
   Withdrawals                   (18,413,197)       (22,767,845)
-----------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM CAPITAL TRANSACTIONS     $13,655,865        $   527,070
-----------------------------------------------------------------

NET INCREASE IN NET ASSETS       $43,705,524        $ 2,182,403
-----------------------------------------------------------------

Net Assets
-----------------------------------------------------------------
At beginning of year             $53,556,347        $51,373,944
-----------------------------------------------------------------
AT END OF YEAR                   $97,261,871        $53,556,347
-----------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 1999

NOTES TO FINANCIAL STATEMENTS

(EXPRESSED IN UNITED STATES DOLLARS)

1 Significant Accounting Policies
-------------------------------------------
   Information Age Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on June 1, 1995, seeks to provide long-term capital growth by investing in a global and diversified portfolio of securities of information age companies. The Declaration of Trust ("Trust") permits the Trustees to issue interests in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Federal Taxes -- The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for Federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code), in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Trust's understanding of the applicable countries' tax rules and rates.

 C Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

 D Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 E Options on Financial Futures -- Upon the purchase of a put option on foreign currency by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending upon whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

 F Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

   unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

 G Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

 H Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

 I Other -- Investment transactions are accounted for on a trade date basis.
   Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.
2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), and Lloyd George Investment Management (Bermuda) Limited, an affiliate of EVM (the Advisers), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Advisers receive a monthly fee, divided equally between them, of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 1999, the adviser fee was 0.75% of average net assets for such period and amounted to $536,139. In addition, an administrative fee is earned by EVM for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 1999, the administration fee was 0.25% of average net assets for such period and amounted to $181,032. Except as to the Trustees of the Portfolio who are not members of the Advisers, or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees.

   Trustees of the Portfolio that are not affiliated with the Advisers may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 1999, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Investment Transactions
-------------------------------------------
   Purchases and sales of investments, other than short-term obligations aggregated $102,440,493 and $88,415,134, respectively, for the year ended August 31, 1999.

4 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation/depreciation in value of the investments owned at August 31, 1999, are as follows:

    AGGREGATE COST                               $76,434,319
    --------------------------------------------------------
    Gross unrealized appreciation                $22,113,087
    Gross unrealized depreciation                   (993,454)
    --------------------------------------------------------
    NET UNREALIZED APPRECIATION                  $21,119,633
    --------------------------------------------------------

5 Risks Associated with Foreign Investments
-------------------------------------------
   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

   generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

6 Financial Instruments
-------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   At August 31, 1999, there were no outstanding obligations under these financial instruments.

7 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $130 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 1999.

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 1999

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND INVESTORS OF
INFORMATION AGE PORTFOLIO:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of the Information Age Portfolio (the "Portfolio") at August 31, 1999, and the results of its operations, the changes in its net assets and the supplementary data for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 4, 1999

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 1999

INVESTMENT MANAGEMENT

EATON VANCE INFORMATION AGE FUND

Officers

James B. Hawkes
President and Trustee

Thomas E. Faust, Jr.
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking
Emeritus, Harvard University Graduate School of
Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

INFORMATION AGE PORTFOLIO

Officers

James B. Hawkes
President and Trustee

Duncan W. Richardson
Vice President and
Co-Portfolio Manager

Hon. Robert Lloyd George
Vice President and Trustee

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Independent Trustees

Hon. Edward K.Y. Chen
President of Lingnan College,
Hong Kong

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking
Emeritus, Harvard University Graduate School of
Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

-------------------------------------------------------------------------------
   SPONSOR AND MANAGER OF EATON VANCE INFORMATION AGE
   FUND AND ADMINISTRATOR OF INFORMATION AGE PORTFOLIO
   EATON VANCE MANAGEMENT
   The Eaton Vance Building
   255 State Street
   Boston, MA 02109

   CO-ADVISERS OF INFORMATION AGE PORTFOLIO
   BOSTON MANAGEMENT AND RESEARCH
   The Eaton Vance Building
   255 State Street
   Boston, MA 02109

   LLOYD GEORGE INVESTMENT MANAGEMENT (BERMUDA) LIMITED
   3808 One Exchange Square
   Central, Hong Kong

   PRINCIPAL UNDERWRITER
   EATON VANCE DISTRIBUTORS, INC.
   The Eaton Vance Building
   255 State Street
   Boston, MA 02109
   (617) 482-8260

   CUSTODIAN
   INVESTORS BANK & TRUST COMPANY
   200 Clarendon Street
   Boston, MA 02116

   TRANSFER AGENT
   FIRST DATA INVESTOR SERVICES GROUP, INC.
   Attn: Eaton Vance Funds
   P.O. Box 5123
   Westborough, MA 01581-5123
   (800) 262-1122

   INDEPENDENT ACCOUNTANTS
   PRICEWATERHOUSECOOPERS LLP
   160 Federal Street
   Boston, MA 02110

   EATON VANCE INFORMATION AGE FUND
   THE EATON VANCE BUILDING
   255 FEDERAL STREET
   BOSTON, MA 02109

   ----------------------------------------------------------------------------
    This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
   ----------------------------------------------------------------------------

   2-2256-10/99                                                      IASRC-10/99
-------------------------------------------------------------------------------